Exhibit 10.11


STATE OF TEXAS

COUNTY OF TARRANT             KNOW ALL MEN BY THESE PRESENTS that:


      Van Eynesbergen and Holland Partnership (hereinafter called "Seller," whether one or more) hereby sells and agrees to convey to Hispanic Television Network, Inc., trustee and/or assigns (hereinafter called "Purchaser," whether one or more) and Purchaser hereby buys and agrees to pay for the following described real estate situated in Tarrant County, Texas, to wit:

      6125 Airport Freeway
      Fort Worth, TX

      Lot 12, 13 and 14, Block 15,  Parkdale  Gardens / including  North
      Parking Lot

      an addition to the City of Fort Worth, now in Haltom City, Tarrant County, Texas according to the Plat recorded in Volume 1607, Page 287, Deed Records, Tarrant County, Texas

together with, all and singular, all improvements thereon and all rights and appurtenances pertaining thereto, including any right, title and interest of Seller in and to adjacent streets, alleys, or rights-of-way, such real estate, improvements, rights and appurtenances being herein referred to as the "Property." This Contract and the Property also covers and includes all fixtures and articles of personal property attached to said real estate and owned by Seller, such as air conditioning and heating equipment.

      This Contract is executed upon the following terms and conditions:

     1. Purchase Price. The purchase price for the Property if $800,000 payable as follows:

          A. $ ALL in cash.

      Any prior Note or Notes to be executed by Purchaser hereunder shall be secured by vendor's lien by deed of trust with power of attorney containing such covenants to taxes, insurance, default and other matters as Seller may reasonably require.

     2. Earnest Money. Upon full and final execution of this Contract, Purchaser shall deliver the sum of $80,000.00 to SAFECO Title Company, Ft. Worth, Texas ("Title Company") to be held by the Title Company as Earnest Money herein so called pursuant to the terms of this Contract.

     3. Survey and Title Binder.

          A. Within ten (10) days after the date of this Contract, Seller shall, at Seller's expense, deliver or cause to be delivered to Purchaser, a copy of a current on-the-ground survey ("Survey") of the Property made by a duly licensed surveyor reasonably acceptable to the Purchaser. The Survey shall be in a form acceptable to the Title Company in order to allow the Title Company to delete the survey exception (except as to "shortages in area") from the Title Policy to be issued by the Title Company. The Survey shall show the location of all improvements on the Property, if any. If this Contract does not close through no fault of Seller, in addition to the other rights of Seller hereunder, Purchaser shall pay for the Survey.

          B. Within ten (10) days after the date of this Contract, Seller shall, at Seller's expense, deliver or cause to be delivered to Purchaser:

               (1) A title commitment ("Title Binder") covering the Property binding the Title Company to issue a Texas Owner's Policy of Title Insurance on the standard form of policy prescribed by the Texas State Board of Insurance at the Closing in the full amount of the Purchase price; and

               (2) True, correct, and legible copies of any and all instruments referred to in the Title Binder as constituting exceptions or restrictions upon the title of Seller, except that copies of any liens which are to be released as the closing may be omitted.

     4. Approval Period and Title.

          A. Purchaser shall have fourteen (14) days after the receipt of the Survey and Title Binder to review them and to deliver in writing to Seller such objections as Purchaser may have to anything contained in them. Any such item to which Purchaser shall not object shall be deemed a "Permitted Exception." If there are objections by Purchaser, Seller shall in good faith attempt to satisfy them prior to closing but Seller shall not be required to incur any cost to do so. If Seller delivers written notice to Purchaser on or before the closing date that Seller is unable to satisfy such objections, or if, for any reason, Seller is unable to convey title in accordance with Section 7(b) below, Purchaser may either waive such objections and accept title as Seller is able to convey or terminate this Contract by written notice to Seller. Zoning ordinances and the lien for current taxes shall be deemed to be Permitted Exceptions.

          B. Seller represents and warrants to Purchaser that at the closing Seller will have and will convey to Purchaser good and marketable title to the Property free and clear of any and all encumbrances except the Permitted Exceptions. Delivery of the Title Policy pursuant to Section 7 below shall be deemed to fulfill all duties of Seller as to the sufficiency of title required hereunder; provided, however, Seller shall not thereby be released from the warranties of Seller's Deed.

     5. [Intentionally omitted.]

     6. Casualty Loss. All risk of loss to the Property shall remain upon Seller prior to the closing. If, prior to the closing, the Property shall be damaged or destroyed by fire or other casualty, to a material extent, Purchaser may either terminate this Contract by written notice to Seller or close. If Purchaser elects to close, despite said material damage or destruction, there shall be no reduction in the purchase price, and Seller shall assign to Purchaser Seller's right, title and interest in and to all insurance proceeds resulting or to result from said damage or destruction. Unless otherwise provided herein, the term "material" shall mean damage or destruction, the cost of repairing which exceeds ten percent (10%) of the purchase price. In the event of less than material damage or destruction to the Property prior to the closing, Seller shall either repair the same prior to the closing, at Seller's expense, or reimburse Purchaser for the cost of repairing the same by assigning any insurance proceeds resulting therefrom to Purchaser and/or by allowing Purchaser to deduct such cost from the cash payable to Seller at the closing. If the extent of damage or the amount of insurance proceeds to be made available is not able to be determined prior to the closing date specified in Section 7 below, or the repairs are not able to be completed prior to said date, either party, by written notice to the other, may postpone the date of the closing to such date as shall be designated in such notice, but not more than thirty (30) days after the closing date specified in Section 7 below.

     7. Closing.

          A. The closing of this Contract shall be held on or before February 28, 2000 at the offices of the Title Company as its address stated below; provided, however, that if on such date the Title Company has not yet approved title or if there are objections made by Purchaser which have not yet been cured by Seller, either party, by written notice to the other, may postpone the date of the closing to such date as shall be designated in such notice but not more than thirty (30) days after the closing date above specified.

          B. At the closing, Seller shall deliver to Purchaser: (i) a General Warranty Deed (with Vendor's Lien retained if not a cash purchase) conveying the Property according to the legal description prepared by the surveyor as shown on the Survey of the Property, subject only to the Permitted Exceptions; (ii) a Title Policy issued by the underwriter for the Title Company pursuant to the Title Binder with the survey exception deleted (except as to shortages in area) subject only to the Permitted Exceptions; and (iii) possession of the Property.

          C. At the closing, Purchaser shall deliver to Seller (i) the cash portion of the purchase price (the Earnest Money being applied thereto) and (ii) the Note and the Deed of Trust, if any.

          D. Each party hereto shall pay his share of the closing costs which are normally assessed by the Title Company against a seller or purchaser in a transaction of this character in the county where the Property is located.

          E. Rents and lease commissions, interest, and ad valorem taxes for the then current year shall be prorated at the closing effective as of the date of closing. Purchaser agrees to execute and deliver to Seller in duplicate an Assumption Agreement in recordable form agreeing to pay all commissions payable under any lease of the Property. Any security deposits held by Seller shall be delivered to Purchaser. If the closing shall occur before the tax rate is fixed for the then current year, the apportionment of the taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation but any difference in actual and ad valorem taxes for the year of sale actually paid by Purchaser shall be adjusted between the parties upon receipt of written evidence of the payment thereof. All taxes imposed because of a change of use of the property after the closing shall be for the account of Purchaser.

          F. If Purchaser is to assume an existing loan, Purchaser shall pay any transfer fee, and a sum equal to the amount of any reserve account is held by the mortgagee for the payment of taxes and/or insurance shall be paid to Seller by Purchaser. Purchaser shall execute, at the option and expense of Seller a Deed of Trust for Secure Assumption with a Trustee named by Seller.

          G. If the Property is situated within a utility district subject to the provisions of Section 50.301, Texas Water Code, then at or prior to, the closing, Seller agrees to give Purchaser the written notice required by said Section and Purchaser agrees to sign and acknowledge the notice to evidence receipt thereof.

     8. Termination. If this contract is terminated by Purchaser in accordance with Section 4 or 6 above, the Earnest Money shall be promptly refunded to Purchaser, and the parties shall have no further obligation of liabilities one to the other.

     9. Default. If Seller shall fail to consummate the Contract for any reason, except Purchaser's default, Purchaser may enforce specific performance of this Contract or may bring suit for damages against Seller. If Purchaser shall fail to consummate this Contract for any reason, except Seller's default or the termination of this Contract pursuant to a right to terminate given herein, Seller shall have the right to have the Earnest Money paid to Seller liquidated damages for the breach of this Contract as Sellers sole and exclusive remedy.

     10. Commission.

          A. Seller agrees to pay the Real Estate Agent first named below (referred to herein as the "Principal Agent") for negotiating this contract a commission in cash equal to the following percent of the total purchase price of the Property computed as follows:
                                  ---------------------------------------------
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The Principal Agent's right to such commission shall irrevocably vest upon the execution of this Contract, notwithstanding any subsequent termination or variation of this Contract or any default by Seller or Purchaser, except that no commission shall be payable in the event that the Contract shall be terminated under Section 4 or 6 above, and except that if this contract is not consummated by reason of Purchaser's default and Seller does not elect to enforce specific performance, the commission shall not exceed one-half of the Earnest Money. Said commission shall be paid by Seller to the Principal Agent in Tarrant County, Texas, at the closing or in the event of default by Seller or Purchaser, within ten days after the scheduled closing date. The Principal Agent shall be entitled to apply any escrow deposit to the extent necessary, toward payment of the commission payable to the Principal Agent hereunder, and the Title Company or other escrow agent is hereby authorized and directed to pay to the Principal Agent hereunder. The Principal Agent may divide any commission payable hereunder with other licensed real estate brokers or salesman, including any cooperating agent named below but, notwithstanding any such agreement to division of commissions, Seller shall be fully protected in paying all commissions payable hereunder solely to the Principal Agent.

          B. At the time of the execution of this Contract, the undersigned Principal Agent has advised and hereby advises Purchaser, by this writing, that Purchaser should have the abstract covering the real estate which is the subject of this Contract examined by an attorney of Purchaser's own selection or that Purchaser should be furnished with or obtain a policy of title insurance; and Purchaser hereby acknowledges that Purchaser has been so advised.

     11. Miscellaneous Provisions.

          A. Date of Contract. The term "date of this Contract" as used herein shall mean the later of the two dates on which this Contract is signed by Seller or Purchaser, as indicated by their signature below, which later date shall be the date of final execution and agreement by the parties hereto.

          B. Notices. Any notice or communication required or permitted hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage fully prepaid, registered or certified mail, addressed to the intended recipient at the address on the signature page of this Contract. Any address for notice may be changed by written notice so given.

          C. Forms. In case of a dispute as to the form of any document required hereunder, the current form prepared by the State Bar of Texas shall be conclusively deemed reasonable.

          D. Attorneys' Fees. If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees.

          E. Integration. This Contract contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties. The parties agree that there are no oral agreements, understanding, representations or warranties which are not expressly set forth herein.

          F. Survival. Any portion of this Contract not otherwise consummated at the Closing will survive the closing of this transaction as a continuing agreement by and between the parties.

          G. Binding Effect. This Contract shall insure to the benefit of and bind the parties hereto and their respective heirs, representatives, successors and assigns.

     12. Contract as Offer. The execution of this Contract by the first party to do so constitutes an offer to purchase or sell the Property unless within three
(3) days from the date of execution of this Contract by the first party, this Contract is accepted by the other party and a fully executed copy is delivered to the first party, the offer of this Contract shall be automatically revoked and terminated and the earnest money, if any, shall be returned to Purchaser.

     13. Other Provisions.

      EXECUTED on the dates stated below.

AGENTS                                    SELLER
                                          Van Eysenbergen and Holland
------------------------------------      Partnership
Principal Agent, member of the Greater
Fort Worth Board of Realtors              By:   /S/ ANTONIA PHILLIPS
                                                -------------------------------

                                          OWNERS
                                          -------------------------------------
                                          Title

                                          -------------------------------------
                                          Address

                                          FEBRUARY 14, 2000
------------------------------------      -------------------------------------
                                          Date of Execution

                                          PURCHASER
                                          Hispanic  Television  Network  Inc.,
------------------------------------      trustee and/or assigns
Cooperating Agent
                                          By:   /S/ P. ALAN LUCKETT
                                                -------------------------------

                                          PRESIDENT, COO
                                          -------------------------------------
                                          Title

                                          3113 SOUTH UNIVERSITY DEIVE,
                                          SUITE 600
                                          FORTH WORTH, TEXAS 76109
                                          -------------------------------------
                                          Address

------------------------------------      -------------------------------------
                                          Date of Execution

      Earnest money received from Hispanic Television Network, Inc. this 15 day of February, 2000.

                                          SAFECO TITLE
                                          -------------------------------------
                                          Title Company

                                          By:   /S/ EVE MAEKRER
                                                -------------------------------
                                          ESCROW
                                          -------------------------------------
                                          Title


                                          -------------------------------------
                                          Address

                   INVESTIGATION/FESIBILITY STUDY ADDENDUM

INVESTIGATION/FEASIBILITY STUDY.

[AS IS]

      Buyer shall have ________ days from the effective date hereof to perform such investigation and/or study. Buyer or Buyer's agents shall have the right of access to the Property prior to closing for the purpose of conducting such investigation and/or study, and shall have the right to conduct tests and obtain core samples. Seller agrees to cooperate with Buyer in connection with the investigation and/or study, agrees to furnish Buyer with copies of any and all documents relating to the Property that might be necessary to complete such investigation and/or study, and agrees to execute any and all documents that might be required in order to obtain any necessary governmental authority or consent with respect to the above-described matters. If Buyer determines, in Buyer's sole judgment and discretion, that the Property is not suitable for Buyer's intended use, within the ______ days, Buyer shall give Seller written notice of such fact on or before the end of the period stated above with a copy to Escrow Agent. Upon receipt of such written notice, the Escrow Agent shall refund the Earnest Money to Buyer, and both parties shall be released from all further obligations under this Contract. If Buyer does not send such written notice to Seller, then it shall be presumed that the Property is suitable for Buyer's intended use, and the Contract may not be terminated by Buyer for the reasons set forth in this Section. In the event this contract does not close, through no fault of Seller, Buyer shall restore the Property to its original condition, if changed due to the investigation and/or study performed by Buyer.

/S/ MARCO A. CAMACHO
------------------------------------        ------------------------------------
Buyer                                       Seller

------------------------------------        ------------------------------------
Buyer                                       Seller

                                            FEBRUARY 14, 2000
------------------------------------        ------------------------------------
Date                                        Date

                           PROPERTY CONDTION ADDENDUM

PROPERTY CONDITION (CHECK "A" OR "B")
[  ] A.   Buyer accepts the Property in its present condition, subject only to

          --------------------------------------------------------------------
[  ] B.   Buyer requires inspections and repairs as follows:
          Check Applicable Boxes
[  ] i.   Termites: Seller, at Seller's expense, shall furnish to Buyer at or prior to closing a written report by a Structural Pest Control Business Licensee, dated within 30 days before Closing Date and stating that there is no visible evidence of active termites or visible damage to the improvements from the same in need of repair. Such report shall not cover fences, trees and shrubs.
[X]  ii.  Condition of Property. [AS IS]
          Buyer shall have the right at Buyer's expense (i) within ______ days from the date of this contract to have any of the STRUCTRAL items indicated below, and (ii) within _____ days from the date of this contract to have any of the EQUIPMENT AND SYSTEMS items indicated below, inspected by inspectors of Buyer's choice and to give Seller within such time periods a written report of required repairs to any of the items checked below which are not performing the function for which intended or which are in need of immediate repair. Failure to do so shall be deemed a waiver of Buyer's inspection and repair rights and Buyer agrees to accept Property in its present condition.
          ITEMS THAT BUYER MAY REQUIRE TO BE INSPECTED (check applicable boxes):
          [ ] foundation, [ ] roof, [ ] load bearing walls, [ ] floors, [ ] ceilings, [ ] basement, [ ] water penetration, and

          ---------------------------------------------------------------------
          EQUIPMENT AND SYSTEMS:
          [ ] plumbing system (including any water heaters), [ ] central heating and air conditioning [ ] electrical system, [ ] heating and cooling units in the walls, floors, ceilings, roof or windows, [ ] any built in appliances, [ ] swimming pools and related mechanical equipment,
          [ ] sprinkler systems, and
                                     ------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          Repairs required by inspections and reports shall be at Seller's expense.
[  ] iii. Seller shall make the following repairs in addition to those required above:
                ---------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          All inspections shall be by trained and qualified persons who regularly provide such service and all repairs shall be by trained and qualified persons who are, whenever possible, manufacturer-approved service persons or are licensed or bonded whenever such license or bond is required by law. For these purposes and for re-inspections after repairs have been completed. Seller shall permit access to the Property at any reasonable time.
[ ] iv. Where gas supplier, regulations or ordinances require inspection on transfer of gas service, Seller consents to transfer of gas service to Buyer's name within 7 days prior to closing. Seller shall arrange and pay at closing for any repairs necessary if gas leak is discovered. Buyer's failure to request such transfer in time to complete the inspection prior to closing shall release the Seller of liability for repair of gas leaks.
Upon Seller's receipt of all loan approvals and inspection reports Seller shall commence and complete prior to closing all required repairs at Seller's expense. All inspections, reports and repairs required of Seller by this contract shall not exceed $____________. If Seller fails to complete such requirements, Buyer may do so and Seller shall be liable up to the amount specified and the same paid from the proceeds of the sale. If such expenditures exceed the stated amount and Seller refuses to pay such excess, Buyer may pay the additional cost or accept the Property with the limited repairs and this sale shall be closed as scheduled, or Buyer may terminate this contract and the Earnest Money shall be refunded to Buyer. Broker and sales associates have no responsibility or liability for repair or replacement of any of the Property.

/S/ MARCO A. CAMACHO
------------------------------------        ------------------------------------
Buyer                                       Seller

                                            /S/ ANTONIA PHILLIPS
------------------------------------        ------------------------------------
Buyer                                       Seller

                                            FEBRUARY 14, 2000
------------------------------------        ------------------------------------
Date                                        Date